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                             SUNAMERICA SERIES TRUST

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 2, 2005

With respect to the Equity Income and Equity Index Portfolios, effective March 31, 2006, U.S. Bancorp Asset Management, Inc. changed its name to FAF Advisors, Inc. Accordingly, the Prospectus for all share classes of the Trust is hereby supplemented by changing all references to U.S. Bancorp Asset Management, Inc. ("USBAM") to FAF Advisors, Inc. ("FAF").

Dated:  March 31, 2006

Class 1, Versions A, C1 and C2; and Combined Master